UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

The Arena Group Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Vesey Street, 24th Floor
New York, NY	10281
(Address of principal executive offices)	(Zip Code)

212-321-5002

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AREN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2025, the Board of Directors (the “Board”) of The Arena Group Holdings Inc. (the “Company”), upon the recommendation of the Compensation Committee (the “Committee”), approved changes to the Company’s non-employee director compensation to eliminate the cash retainer and annual restricted stock grants. Going forward, the Company’s non-employee directors will only be eligible for the reimbursement of expenses incurred.

Upon the recommendation of the Committee, the Board also approved increases to the base salaries of its Chief Executive Officer and Principal Financial Officer by $5,000 and $25,000, respectively. Such increases are effective as of January 1, 2025.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 13, 2025, the Board adopted an amendment and restatement of the Company’s Second Amended and Restated Bylaws (as further amended and restated, the “Third Restated Bylaws”) to, among other things:

●	make certain updates to director nominations by stockholders in light of the “universal proxy” rules adopted by the U.S. Securities and Exchange Commission, including to require a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 of the Securities and Exchange Act of 1934 and for such stockholder to provide the Company with a certification demonstrating compliance with such requirement;

●	add a provision that any stockholder soliciting proxies from other stockholders must use a proxy card other than white, which is reserved for exclusive use by the Board, and eliminates the requirement that the Company make a stockholder list available for inspection at a meeting of stockholders; and

●	reduce the maximum size of the Board to six members.

The foregoing summary of the Third Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Third Restated Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Generac Holdings Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Date: January 17, 2025

	By:	/s/ Sara Silverstein
	Name:	Sara Silverstein
	Title:	Chief Executive Officer